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                   MetLife Insurance Company of Connecticut
             MetLife of CT Fund UL III for Variable Life Insurance

      Corporate Owned Variable Universal Life Insurance Policy - Series 2

                   Supplement dated October 12, 2006 to the
                Prospectus dated May 1, 2006 (As Supplemented)

   The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the variable life policy prospectus listed above. Please retain this supplement and keep it with your prospectus for future reference.

   The May 1, 2006 prospectus should have indicated that the Initial Class shares of the VIP Contrafund Portfolio of the Variable Insurance Products Fund (Fidelity) are currently available in your Policy rather than the Service Class 2 shares. References in the prospectus to Service Class 2 shares of this portfolio are replaced with Initial Class shares.

   The Fund Charges and Expenses section is amended to delete the 0.25% under the heading "Distribution and/or Service (12b-1) Fees" for the VIP Contrafund Portfolio and replace it with 0.00%.